Filed pursuant to Rule 497(a)
Registration No. 333-285405
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker	Main Street Capital Corporation (“MAIN”)
Expected Ratings*	S&P: BBB- / Stable Fitch: BBB- / Stable
Format	SEC-Registered
Ranking	Senior Unsecured Notes
Size	$300mm
Tenor	3 Year
IPT	T+ 200A
Settlement**	August 15, 2025 (T+2)
Coupon Type	Fixed
Maturity Date	August 15, 2028
Optional Redemption	• Make Whole Call • 1-Month Par Call
Active Bookrunners	JPM (B&D), RBCCM, SMBC, TSI
Change of Control	Yes at 100% (See Red)
Use of Proceeds	To initially repay outstanding indebtedness, including amounts outstanding under existing Credit Facilities (see Red)
Denominations	2,000 x 1,000
Sale into Canada	Yes – Exemption
Timing	Today's Business
CUSIP	56035LAK0
ISIN	US56035LAK08

----Disclaimers----

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

**Under Rule 15c6-1 of the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in one business day, unless the parties to such trade expressly agree otherwise at the time of the trade. Accordingly, purchasers who wish to trade the Notes prior to the date of delivery of the Notes will be required, by virtue of the fact that the Notes initially will settle in two business days (T+2), to specify alternative settlement arrangements to prevent a failed settlement.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Main Street Capital Corporation before investing. The issuer has filed a registration statement (including a prospectus and a preliminary prospectus supplement) with the SEC for the offering to which this communication relates. Before you invest, you should read the preliminary prospectus supplement relating to this offering, together with the accompanying prospectus, filed with the SEC and other documents Main Street Capital Corporation has filed with the SEC for more complete information about Main Street Capital Corporation and this offering. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed.

You may obtain these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and the accompanying prospectus if you request them by contacting J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-6081; RBC Capital Markets LLC, Attention: Investment Grade Syndicate Desk, Brookfield Place, 200 Vesey St., 8th Floor, New York, NY 10281, telephone: 866-375-6829, or e-mail: rbcnyfixedincomeprospectus@rbccm.com; SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, email:prospectus@smbcnikko-si.com; or Truist Securities, Inc., 740 Battery Avenue SE, 3rd Fl, Atlanta, Georgia, 30339, Attn: Prospectus Dept, telephone: 800-685-4786, or email: TruistSecurities.prospectus@Truist.com.

The preliminary prospectus supplement, the accompanying prospectus and this announcement do not constitute offers to sell or the solicitation of offers to buy nor will there be any sale of the securities referred to in this announcement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded (other than any statement relating to the identity of the legal entity authorizing or sending this communication in a non-US jurisdiction). Such disclaimers or other notices were automatically generated as a result of this communication having been sent via Bloomberg or another email system.